UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):  October 30, 2008

BROADCAST INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

UTAH	0-13316	87-0395567
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

7050 UNION PARK AVENUE, SUITE 600 SALT LAKE CITY, UTAH	84047
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (801) 562-2252

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

BROADCAST INTERNATIONAL, INC.

FORM 8-K

ITEM 3.02

Unregistered Sales of Equity Securities

In June and August, 2008, we issued a total of 20,000 shares of our common stock to two warrant holders who exercised their warrants purchased in 2007 as part of a private placement of our stock.  The exercise price was $2.00 per share and they paid in the aggregate $40,000 in consideration of the issuance.  The warrant holders are accredited investors and were fully informed regarding their exercise transaction. We relied on the exemption from registration under the Securities Act set forth in Section 4(2) and Section 4(6).

In August, 2008, we issued 21,000 shares of our common stock in consideration of services performed in 2008 by a consultant for the Company, who was fully informed regarding the transaction and who is an accredited investor.  No underwriting discounts or commissions were paid.    In the transaction, we relied on the exemptions from registration under the Securities Act set forth in Section 4(2) and Section 4(6) thereof.

In September and November, 2008, we issued 83,556 shares of our common stock to three individuals in exchange for stock the individual held in our subsidiary, Interact Devices, Inc.  We issued one share of our stock for each fifteen shares surrendered by the individuals.  The individual investors in the transaction described above were accredited investors and were fully informed regarding their investment.  In the transactions, we relied on the exemptions from registration under the Securities Act set forth in Section 4(2) and Section 4(6) thereof.

During July and August, 2008, we granted options to four employees pursuant to our Long Term Incentive Plan to acquire up to 130,000 shares of our common stock at various prices, but not less than the fair market value on the date of grant. In the transaction, we relied on the exemption from registration under the Securities Act set forth in Section 4(2) thereof.

During July and November, 2008, we issued warrants to acquire up to 400,000 shares of our common stock to three individuals pursuant to consulting agreement in consideration of services performed for the Company.  The exercise price for 200,000 of the warrants is $2.94 and $3.35 for 200,000 of the shares.  The individuals in the transaction described above were accredited investors and were fully informed regarding their warrant issuances.  In the transactions, we relied on the exemptions from registration under the Securities Act set forth in Section 4(2) and Section 4(6) thereof.

During October, we issued 100,000 restricted stock units to members of our board of directors.  The restricted stock units were given as compensation due for the annual board fees. The directors in the transaction described above are accredited investors and were fully informed regarding their investment.  In the transactions, we relied on the exemptions from registration under the Securities Act set forth in Section 4(2) and Section 4(6) thereof.

During October, we issued 300,000 restricted stock units to two members of our board of directors for extraordinary services perform by the directors and for one of them assuming additional operation responsibilities for the Company. The directors in the transaction described above are accredited investors and were fully informed regarding their investment.  In the transactions, we relied on the exemptions from registration under the Securities Act set forth in Section 4(2) and Section 4(6) thereof.

ITEM 9.01.

Financial Statements and Exhibits

None

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  November 6, 2008

BROADCAST INTERNATIONAL, INC.

a Utah corporation

By:

  /s/ Rodney M. Tiede

Name:

Rodney M. Tiede

Title:

President and Chief Executive Officer

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